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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2005

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       13-4000208
(State or other jurisdiction of             (IRS Employer Identification Number)
        incorporation)

                                     0-23761
                            (Commission File Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)




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ITEM 1.01 Entry into a Material Definitive Agreement;
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant; and
ITEM 3.02 Unregistered Sales of Equity Securities.

         Pursuant to a Securities Purchase Agreement dated as of September 12, 2005 (the "Silverlake Securities Purchase Agreement") between Advanced Technology Industries, Inc. (the "Company") and Silverlake Holdings, Inc. ("Silverlake"), the Company has sold an aggregate of $150,000 principal amount of its 9% Convertible Debentures (the "Debentures") and warrants (the "Warrants") to purchase 2,142,857 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $[ ], after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of August 26, 2005 (the "Harborview Securities Purchase Agreement") between the Company and Harborview Master Fund, L.P. ("Harborview"), the Company has sold an aggregate of $150,000 principal amount of its Debentures and Warrants to purchase 2,142,857 shares of Common Stock. The Company received net proceeds in such sale of $[ ], after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of October 11, 2005 (the "Chicago Venture Securities Purchase Agreement") between the Company and Chicago Venture Partners, L.P. ("Chicago Venture"), the Company has sold an aggregate of $200,000 principal amount of its Debentures and Warrants to purchase 2,857,143 shares of Common Stock. The Company received net proceeds in such sale of $[ ], after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of October 17, 2005 (the "Monarch Securities Purchase Agreement") between the Company and Monarch Capital Fund Ltd. ("Monarch" and, together with Silverlake, Harborview and Chicago Venture, the "Investors"), the Company has sold an aggregate of $150,000 principal amount of its Debentures and Warrants to purchase 2,142,857 shares of Common Stock. The Company received net proceeds in such sale of $[ ], after the payment of offering related fees and expenses. The Debentures and Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Each Investor represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

         The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. The Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board. The Debentures, together with Debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

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         Each Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Warrants are exercisable at $0.10 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Warrants are entitled to effect a cashless exercise of the Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of August 26, 2005 (the "Harborview Registration Rights Agreement") between the Company and Harborview, a Registration Rights Agreement dated as of September 12, 2005 (the "Silverlake Registration Rights Agreement") between the Company and Silverlake, a Registration Rights Agreement dated as of October 11, 2005 (the "Chicago Venture Registration Rights Agreement") between the Company and Chicago Venture and a Registration Rights Agreement dated as of October 17, 2005 (the "Monarch Registration Rights Agreement") between the Company and Monarch, to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants.

         The foregoing descriptions of the Silverlake Securities Purchase Agreement, the Harborview Securities Purchase Agreement, Chicago Venture Securities Purchase Agreement, Monarch Securities Purchase Agreement, the Debentures with respect to each Investor, the Warrants with respect to each Investor, the Silverlake Registration Rights Agreement, the Harborview Registration Rights Agreement, the Chicago Venture Registration Rights Agreement and the Monarch Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, which are filed hereto as Exhibits 4.1 through 4.14, respectively, and are incorporated herein by reference.

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ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Securities Purchase Agreement dated as of September 12, 2005 between Advanced Technology Industries, Inc. and Silverlake Holdings, Inc.

4.2 Securities Purchase Agreement dated as of August 26, 2005 between Advanced Technology Industries, Inc. and Harborview Master Fund, L.P.

4.3 Securities Purchase Agreement dated as of October 11, 2005 between Advanced Technology Industries, Inc. and Chicago Venture Partners, L.P..

4.4 Securities Purchase Agreement dated as of October 17, 2005 between Advanced Technology Industries, Inc. and Monarch Capital Fund Ltd.

4.5  Form of 9% Convertible Debenture issued to Silverlake Holdings, Inc.

4.6  Form of 9% Convertible Debenture issued to Harborview Master Fund, L.P.

4.7  Form of 9% Convertible Debenture issued to Chicago Venture Partners, L.P.

4.8  Form of 9% Convertible Debenture issued to Monarch Capital Fund Ltd.

4.9  Form of Warrant issued to Silverlake Holdings, Inc.

4.10 Form of Warrant issued to Harborview Master Fund, L.P.

4.11 Form of Warrant issued to Chicago Venture Partners, L.P.

4.12 Form of Warrant issued to Monarch Capital Fund Ltd.

4.13 Registration Rights Agreement dated as of September 12, 2005 between Advanced Technology Industries, Inc. and Silverlake Holdings, Inc.

4.14 Registration Rights Agreement dated as of August 26, 2005 between Advanced Technology Industries, Inc. and Harborview Master Fund, L.P.

4.15 Registration Rights Agreement dated as of October 11, 2005 between Advanced Technology Industries, Inc. and Chicago Venture Partners, L.P.

4.16 Registration Rights Agreement dated as of October 17, 2005 between Advanced Technology Industries, Inc. and Monarch Capital Fund Ltd.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advanced Technology Industries, Inc.,
Dated: October 28, 2005
                                           /s/ Allan Klepfisz
                                           -------------------------------------
                                           Allan Klepfisz
                                           Chief Executive Officer